                                                                   Exhibit 99.16

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_POHE0502_MKT - PRICE/YIELD - B1

                                                                             FWD

Balance     $6,363,000.00
Settle      3/30/2005

                      Loss Severity                        50%
                  Servicer Advances                       100%
                    Liquidation Lag                         4
                             Delinq                       100%
                Optional Redemption                   Call (N)

                            DEFAULT    75 *HBK_CDR_LOSS_CURVE    100 *HBK_CDR_LOSS_CURVE    125 *HBK_CDR_LOSS_CURVE
-----------------------------------   -----------------------    -----------------------    -----------------------
                BP, 75 PRICINGSPEED
                              Yield                    8.0380                     7.3607                     6.4502
                        Disc Margin                     300.0                      226.9                      135.0
                 WAL for Princ Pmts                     13.77                      14.35                      17.66
                Principal Writedown                      0.00%                      0.00%                      0.00%
Total Collat Loss (Collat Maturity)                      5.97%                      7.69%                      9.29%

               BP, 100 PRICINGSPEED
                              Yield                    7.9533                     6.9398                     6.4712
                        Disc Margin                     300.0                      196.1                      145.8
                 WAL for Princ Pmts                     10.75                      11.68                      13.55
                Principal Writedown                      0.00%                      0.00%                      0.00%
Total Collat Loss (Collat Maturity)                      4.57%                      5.92%                      7.19%

               BP, 125 PRICINGSPEED
                              Yield                    7.8778                     6.8537                     6.4877
                        Disc Margin                     300.0                      197.0                      158.5
                 WAL for Princ Pmts                      8.80                       9.46                      10.53
                Principal Writedown                      0.00%                      0.00%                      0.00%
Total Collat Loss (Collat Maturity)                      3.57%                      4.65%                      5.68%

Z_POHE0502_MKT - PRICE/YIELD - B2

                                                                             FWD

Balance     $5,780,000.00
Settle      3/30/2005

                      Loss Severity                        50%
                  Servicer Advances                       100%
                    Liquidation Lag                         4
                             Delinq                       100%
                Optional Redemption                   Call (N)

                            DEFAULT    75 *HBK_CDR_LOSS_CURVE    100 *HBK_CDR_LOSS_CURVE    125 *HBK_CDR_LOSS_CURVE
-----------------------------------   -----------------------    -----------------------    -----------------------
                BP, 75 PRICINGSPEED
                              Yield                    8.0111                     7.3650                     4.8098
                        Disc Margin                     300.0                      224.6                      -28.1
                 WAL for Princ Pmts                     12.91                      15.80                      22.88
                Principal Writedown                      0.00%                      0.00%                     38.55%
Total Collat Loss (Collat Maturity)                      5.97%                      7.69%                      9.29%

               BP, 100 PRICINGSPEED
                              Yield                    7.9897                     6.9358                     5.9382
                        Disc Margin                     300.0                      190.7                       85.8
                 WAL for Princ Pmts                     11.74                      13.21                      17.94
                Principal Writedown                      0.00%                      0.00%                     12.91%
Total Collat Loss (Collat Maturity)                      4.57%                      5.92%                      7.19%

               BP, 125 PRICINGSPEED
                              Yield                    7.9156                     6.8592                     6.4722
                        Disc Margin                     300.0                      191.9                      147.1
                 WAL for Princ Pmts                      9.58                      10.70                      13.21
                Principal Writedown                      0.00%                      0.00%                      0.00%
Total Collat Loss (Collat Maturity)                      3.57%                      4.65%                      5.68%

Z_POHE0502_MKT - PRICE/YIELD - B3

                                                                             FWD

Balance     $7,477,000.00
Settle      3/30/2005

                      Loss Severity                        50%
                  Servicer Advances                       100%
                    Liquidation Lag                         4
                             Delinq                       100%
                Optional Redemption                   Call (N)

                            DEFAULT    75 *HBK_CDR_LOSS_CURVE    100 *HBK_CDR_LOSS_CURVE    125 *HBK_CDR_LOSS_CURVE
-----------------------------------   -----------------------    -----------------------    -----------------------
                BP, 75 PRICINGSPEED
                              Yield                    7.5247                     7.3473                   -23.5684
                        Disc Margin                     300.0                      225.7                   -2,930.5
                 WAL for Princ Pmts                      3.57                      12.86                       0.94
                Principal Writedown                      0.00%                      0.00%                     85.79%
Total Collat Loss (Collat Maturity)                      5.97%                      7.69%                      9.29%

               BP, 100 PRICINGSPEED
                              Yield                    7.8904                     6.9238                   -20.6153
                        Disc Margin                     300.0                      186.4                   -2,612.2
                 WAL for Princ Pmts                      7.44                      13.11                       0.93
                Principal Writedown                      0.00%                      0.00%                     90.58%
Total Collat Loss (Collat Maturity)                      4.57%                      5.92%                      7.19%

               BP, 125 PRICINGSPEED
                              Yield                    7.8745                     6.8637                    -3.4861
                        Disc Margin                     300.0                      185.9                     -853.9
                 WAL for Princ Pmts                      7.45                      11.69                      14.64
                Principal Writedown                      0.00%                      0.00%                     79.88%
Total Collat Loss (Collat Maturity)                      3.57%                      4.65%                      5.68%

Z_POHE0502_MKT - PRICE/YIELD - B1

                                                                       FWD + 200

Balance     $6,363,000.00
Settle      3/30/2005

                      Loss Severity                        50%
                  Servicer Advances                       100%
                    Liquidation Lag                         4
                             Delinq                       100%
                Optional Redemption                   Call (N)

                            DEFAULT    75 *HBK_CDR_LOSS_CURVE    100 *HBK_CDR_LOSS_CURVE    125 *HBK_CDR_LOSS_CURVE
-----------------------------------   -----------------------    -----------------------    -----------------------
             200BP, 75 PRICINGSPEED
                              Yield                    6.9049                     6.3885                    -1.4879
                        Disc Margin                     -16.3                      -70.3                     -855.7
                 WAL for Princ Pmts                     14.71                      17.97                      26.50
                Principal Writedown                      0.00%                      0.00%                     86.60%
Total Collat Loss (Collat Maturity)                      5.98%                      7.70%                      9.30%

            200BP, 100 PRICINGSPEED
                              Yield                    6.4092                     6.3992                     3.5344
                        Disc Margin                     -54.0                      -61.6                     -349.7
                 WAL for Princ Pmts                     12.14                      14.19                      19.02
                Principal Writedown                      0.00%                      0.00%                     44.73%
Total Collat Loss (Collat Maturity)                      4.57%                      5.92%                      7.20%

            200BP, 125 PRICINGSPEED
                              Yield                    6.4044                     6.4026                     6.2916
                        Disc Margin                     -45.3                      -51.1                      -72.0
                 WAL for Princ Pmts                      9.99                      11.22                      14.43
                Principal Writedown                      0.00%                      0.00%                      2.63%
Total Collat Loss (Collat Maturity)                      3.58%                      4.66%                      5.69%

Z_POHE0502_MKT - PRICE/YIELD - B2

                                                                       FWD + 200

Balance     $5,780,000.00
Settle      3/30/2005

                      Loss Severity                        50%
                  Servicer Advances                       100%
                    Liquidation Lag                         4
                             Delinq                       100%
                Optional Redemption                   Call (N)

                            DEFAULT    75 *HBK_CDR_LOSS_CURVE    100 *HBK_CDR_LOSS_CURVE    125 *HBK_CDR_LOSS_CURVE
-----------------------------------   -----------------------    -----------------------    -----------------------
             200BP, 75 PRICINGSPEED
                              Yield                    6.8969                     4.9858                   -48.1627
                        Disc Margin                     -19.8                     -211.8                   -6,005.7
                 WAL for Princ Pmts                     16.16                      23.02                       0.00
                Principal Writedown                      0.00%                     27.54%                    100.00%
Total Collat Loss (Collat Maturity)                      5.98%                      7.70%                      9.30%

            200BP, 100 PRICINGSPEED
                              Yield                    6.4078                     5.3909                   -42.7694
                        Disc Margin                     -59.6                     -167.4                   -5,342.1
                 WAL for Princ Pmts                     13.75                      18.76                       0.00
                Principal Writedown                      0.00%                     20.88%                    100.00%
Total Collat Loss (Collat Maturity)                      4.57%                      5.92%                      7.20%

            200BP, 125 PRICINGSPEED
                              Yield                    6.4022                     6.3458                   -22.0808
                        Disc Margin                     -52.0                      -68.2                   -2,977.0
                 WAL for Princ Pmts                     11.44                      15.02                       0.00
                Principal Writedown                      0.00%                      1.42%                    100.00%
Total Collat Loss (Collat Maturity)                      3.58%                      4.66%                      5.69%

Z_POHE0502_MKT - PRICE/YIELD - B3

                                                                       FWD + 200

Balance     $7,477,000.00
Settle      3/30/2005

                      Loss Severity                        50%
                  Servicer Advances                       100%
                    Liquidation Lag                         4
                             Delinq                       100%
                Optional Redemption                   Call (N)

                            DEFAULT    75 *HBK_CDR_LOSS_CURVE    100 *HBK_CDR_LOSS_CURVE    125 *HBK_CDR_LOSS_CURVE
-----------------------------------   -----------------------    -----------------------    -----------------------
             200BP, 75 PRICINGSPEED
                              Yield                    6.7021                   -51.0778                   -71.9370
                        Disc Margin                     -42.6                   -6,375.2                   -9,197.2
                 WAL for Princ Pmts                     18.67                       0.00                       0.00
                Principal Writedown                      0.00%                    100.00%                    100.00%
Total Collat Loss (Collat Maturity)                      5.98%                      7.70%                      9.30%

            200BP, 100 PRICINGSPEED
                              Yield                    5.9670                   -42.5996                   -68.4878
                        Disc Margin                    -111.2                   -5,332.9                   -8,705.0
                 WAL for Princ Pmts                     17.87                       0.00                       0.00
                Principal Writedown                      0.00%                    100.00%                    100.00%
Total Collat Loss (Collat Maturity)                      4.57%                      5.92%                      7.20%

            200BP, 125 PRICINGSPEED
                              Yield                    5.2837                   -26.0678                   -65.3137
                        Disc Margin                    -172.2                   -3,428.0                   -8,261.8
                 WAL for Princ Pmts                     15.15                       0.00                       0.00
                Principal Writedown                     16.33%                    100.00%                    100.00%
Total Collat Loss (Collat Maturity)                      3.58%                      4.66%                      5.69%

Z_POHE0502_MKT - PRICE/YIELD - B1

                                                               FWD + 200 OVER 12

Balance     $6,363,000.00
Settle      3/30/2005

                      Loss Severity                        50%
                  Servicer Advances                       100%
                    Liquidation Lag                         4
                             Delinq                       100%
                Optional Redemption                   Call (N)

                            DEFAULT    75 *HBK_CDR_LOSS_CURVE    100 *HBK_CDR_LOSS_CURVE    125 *HBK_CDR_LOSS_CURVE
-----------------------------------   -----------------------    -----------------------    -----------------------
                    75 PRICINGSPEED
                              Yield                    7.7479                     6.3902                     3.9809
                        Disc Margin                      73.7                      -60.0                     -301.7
                 WAL for Princ Pmts                     13.81                      16.71                      23.02
                Principal Writedown                      0.00%                      0.00%                     46.31%
Total Collat Loss (Collat Maturity)                      5.98%                      7.70%                      9.30%

                   100 PRICINGSPEED
                              Yield                    7.3218                     6.3986                     6.2030
                        Disc Margin                      42.8                      -49.5                      -78.7
                 WAL for Princ Pmts                     11.36                      13.22                      17.43
                Principal Writedown                      0.00%                      0.00%                      5.45%
Total Collat Loss (Collat Maturity)                      4.57%                      5.92%                      7.20%

                   125 PRICINGSPEED
                              Yield                    7.1809                     6.4014                     6.3991
                        Disc Margin                      40.3                      -37.3                      -46.0
                 WAL for Princ Pmts                      9.39                      10.50                      12.34
                Principal Writedown                      0.00%                      0.00%                      0.00%
Total Collat Loss (Collat Maturity)                      3.58%                      4.66%                      5.69%

Z_POHE0502_MKT - PRICE/YIELD - B2

                                                               FWD + 200 OVER 12

Balance     $5,780,000.00
Settle      3/30/2005

                      Loss Severity                        50%
                  Servicer Advances                       100%
                    Liquidation Lag                         4
                             Delinq                       100%
                Optional Redemption                   Call (N)

                            DEFAULT    75 *HBK_CDR_LOSS_CURVE    100 *HBK_CDR_LOSS_CURVE    125 *HBK_CDR_LOSS_CURVE
-----------------------------------   -----------------------    -----------------------    -----------------------
                    75 PRICINGSPEED
                              Yield                    7.7450                     6.3809                   -39.2889
                        Disc Margin                      70.9                      -66.5                   -4,897.6
                 WAL for Princ Pmts                     14.92                      20.49                       0.00
                Principal Writedown                      0.00%                      0.00%                    100.00%
Total Collat Loss (Collat Maturity)                      5.98%                      7.70%                      9.30%

                   100 PRICINGSPEED
                              Yield                    7.3219                     6.3916                   -18.0392
                        Disc Margin                      38.6                      -58.7                   -2,525.1
                 WAL for Princ Pmts                     12.53                      16.22                       0.00
                Principal Writedown                      0.00%                      0.00%                    100.00%
Total Collat Loss (Collat Maturity)                      4.57%                      5.92%                      7.20%

                   125 PRICINGSPEED
                              Yield                    7.1838                     6.3987                     0.9685
                        Disc Margin                      35.1                      -47.5                     -593.5
                 WAL for Princ Pmts                     10.45                      12.69                      17.00
                Principal Writedown                      0.00%                      0.00%                     60.79%
Total Collat Loss (Collat Maturity)                      3.58%                      4.66%                      5.69%

Z_POHE0502_MKT - PRICE/YIELD - B3

                                                               FWD + 200 OVER 12

Balance     $7,477,000.00
Settle      3/30/2005

                      Loss Severity                        50%
                  Servicer Advances                       100%
                    Liquidation Lag                         4
                             Delinq                       100%
                Optional Redemption                   Call (N)

                            DEFAULT    75 *HBK_CDR_LOSS_CURVE    100 *HBK_CDR_LOSS_CURVE    125 *HBK_CDR_LOSS_CURVE
-----------------------------------   -----------------------    -----------------------    -----------------------
                    75 PRICINGSPEED
                              Yield                    7.7316                    -2.4766                   -60.5112
                        Disc Margin                      66.4                     -955.7                   -7,572.7
                 WAL for Princ Pmts                     16.80                      26.45                       0.00
                Principal Writedown                      0.00%                     85.32%                    100.00%
Total Collat Loss (Collat Maturity)                      5.98%                      7.70%                      9.30%

                   100 PRICINGSPEED
                              Yield                    7.3184                    -2.1849                   -57.3750
                        Disc Margin                      32.7                     -921.0                   -7,156.7
                 WAL for Princ Pmts                     14.43                      22.12                       0.00
                Principal Writedown                      0.00%                     81.10%                    100.00%
Total Collat Loss (Collat Maturity)                      4.57%                      5.92%                      7.20%

                   125 PRICINGSPEED
                              Yield                    7.1833                    -0.5484                   -53.6195
                        Disc Margin                      27.1                     -747.9                   -6,669.2
                 WAL for Princ Pmts                     12.43                      17.18                       0.00
                Principal Writedown                      0.00%                     66.96%                    100.00%
Total Collat Loss (Collat Maturity)                      3.58%                      4.66%                      5.69%